UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012 (September 28, 2012)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

City Center at White Plains Joint Venture

On September 28, 2012, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through, a wholly-owned subsidiary, Inland Diversified White Plains City Center Member II, L.L.C. (“Inland White Plains”) entered into a joint venture with LC White Plains Retail, LLC (“LC Retail”) and LC White Plains Recreation, LLC (“LC Recreation”) (collectively, the “Non-Inland Partners”). Each of the Non-Inland Partners is an affiliate of the seller.

The name of the joint venture is Inland Diversified White Plains City Center Member, L.L.C. (the “Joint Venture”).  The Joint Venture was formed for the purpose of  owning, operating and managing, through a wholly owned subsidiary, City Center at White Plains, a four-story, mixed-use, 365,905-square-foot shopping center and a 24 unit multi-family property in White Plains, N.Y. (the “Property”).   Inland White Plains will serve as the manager of the Joint Venture, and but for certain entity level major decisions which require the approval of a majority of all of the Joint Venture members, the management of the Property will be the sole responsibility of Inland White Plains. Inland Diversified Real Estate Services, L.L.C. has been appointed by Inland White Plains to serve as the property manager of the Property and will be paid a 4.5% management fee.

Upon the formation of the Joint Venture (the “Closing”), the Non-Inland Partners contributed the leasehold interests in the Property valued by the parties at approximately $166.4 million to the Joint Venture in exchange for Class B Units valued at approximately $30.7 million to LC Retail and Class B Units valued at approximately $6.2 million to LC Recreation; provided, however, that the capital accounts of each of these entities will be proportionately reduced by up to approximately $20.5 million if 56,000 square feet of currently vacant space  is not leased to tenants paying full rent by September 2014.

 In exchange for Class A Units valued at the amount of our contribution, we, through Inland White Plains, contributed approximately $53 million to the Joint Venture. From our contribution, the Joint Venture used $42.4 million to repay a portion of the two loans described below and $10.4 million to pay certain pre-formation expenditures and certain closing costs. At Closing the Joint Venture entered into a loan agreement with Bank of America to borrow up to an aggregate principal amount equal to $99.0 million secured by a first mortgage on the Property and received a disbursement of $87.0 million under the loan. The terms of the Bank of America loan are described in Item 2.03 of this Current Report.

Using the $87 million of loan proceeds and $42.4 million of our cash contribution, the Joint Venture paid approximately: (i) $124.6 million to repay in full a loan from Union Labor Life which was secured by a first mortgage on the Property and which was scheduled to mature on October 7, 2016 and bore interest at a rate equal to 5.6% per annum; and (ii) $4.8 million to repay in full a second loan from New York State Urban Development Corporation which was secured by a second mortgage on the Property.

Net Cash Flow of the Joint Venture is defined as gross receipts, plus any withdrawals from the general reserve account in excess of operating expenses plus any amount added to the general reserve account. Distributions of Net Cash Flow are made, pro rata to each Non-Inland Partner, until such time as the Unpaid Investor Preferred Return owed to each partner has been reduced to zero; second, to Inland White Plains until such time as the Unpaid Inland Preferred Return has been reduced to zero; and third, the balance will be paid to Inland White Plains. For these purposes, “Unpaid Investor Preferred Return” means a 4% return, compounded monthly on each Non-Inland Partner’s invested capital contributions described above and as may be increased by any additional capital contributions made by a Non-Inland Partner and as may be reduced by certain distributions made by the Joint Venture to a Non-Inland Partner. Additionally, for these purposes, “Unpaid Inland Preferred Return” means a per annum rate equal to: (a) 15% per annum, compounded monthly on Inland White Plains’ invested capital contribution described above and as may be increased by any additional capital contributions made by Inland White Plains and as may be reduced by certain distributions made by the Joint Venture to Inland White Plains, for the period beginning at Closing and ending on the date that is five years after Closing and (b) 20% per annum, compounded monthly, from and after the date that is five years after Closing.

Net Proceeds of a Capital Transaction from the Joint Venture is defined as the net cash proceeds from; (a) a sale, exchange, transfer, assignment or other disposition of all or a portion of any material asset of the Joint Venture; (b) any condemnation or deeding in lieu of condemnation of all or a portion of any material asset of the Joint Venture; and (c) any fire or other casualty to the Property or other material asset of the Joint Venture, less any portion thereof used to: (i) establish reserves; (ii) repay any debts or obligations of the Joint Venture; or (iii) restore the Property following a casualty or condemnation. Net Proceeds of a Capital Transaction will be distributed, first, to the extent not previously paid, pro rata to the Non-Inland Partners, until they have received, in the aggregate, distributions in full reimbursement of the pre-formation expenditures and certain closing costs; second, pro rata to each Non-Inland Partner, until such time as the Unpaid Investor Preferred Return owed to each partner has been reduced to zero; third, pro rata to the Non-Inland Partners, until such time as the invested capital of each Non-Inland Partner has been reduced to zero; fourth, capital proceeds will be paid to Inland White Plains until such time as the Unpaid Inland Preferred Return has been reduced to zero; and fifth, capital proceeds will be paid to Inland White Plains, in an amount equal to its Unpaid Special Return at such time. For these purposes, “Unpaid Special Return” means an amount equal to two hundred percent (200%) of the invested capital contribution of Inland White Plains at Closing. Sixth, the balance will be paid to Inland White Plains.

Upon certain events the Non-Inland Partners have the right to cause the Joint Venture to redeem their Class B Units. The Joint Venture may redeem the Class B Units for cash, or exchange the Class B Units for shares of the Company’s common stock if the Company has listed its shares on the NYSE or the NASDAQ at the time of the request. A cash redemption will be made for value equal to one share of the Company’s common stock per the number of redeemed Class B Units multiplied by 100% and an exchange will provide one share of the

Company’s common stock per the number of exchanged Class B Units multiplied by 100%, as adjusted for certain antidilution provisions.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1 and 10.2, which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

City Center at White Plains Loan.  On September 28, 2011, the Joint Venture entered into a loan agreement with Bank of America to borrow up to an aggregate principal amount equal to $99.0 million secured by a first mortgage on the Property and immediately received a disbursement under the loan equal to $87.0 million.

The loan bears interest at a rate equal to LIBOR plus 2.45% per annum (with an effective rate of 2.67% at Closing) and matures on September 28, 2022.  The terms of the loan require the Joint Venture to make: (a) monthly payments of interest until the loan is paid in full beginning on October 15, 2012; and (b) three $3 million installments of principal on March 15, 2013, September 15, 2013 and March 15, 2014.  The remainder of the principal will be due on the maturity date. The Joint Venture has the right to make prepayments of the loan amount, without penalty, in principal amounts greater than $1,000 plus any accrued unpaid interest with advance written notice to the lender.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions.  The loan documents also contain various customary events of default.

The loan is non-recourse to the Joint Venture.  As a requirement to the transaction we have entered into a limited guaranty pursuant to which we have agreed to indemnify the lender against, and hold it harmless from and reimburse it for, any liability incurred in connection with Joint Venture’s obligations under the note, in an amount not to exceed $9.0 million plus any amounts due under any rate swap contract with the lender, provided, however, that the amount of the guarantee will be reduced by each of the three principal payments described above, as each payment is made.

On October 1, 2012, the Joint Venture entered into a $45.0 million forward interest rate swap associated with the Property.  Starting on April 1, 2014, the Joint Venture will be making the fixed-rate payment over the life of the agreement and the counterparty will be paying the variable rate payment.  The swap effectively hedges the interest payment to a fixed rate equal to 3.845%.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, which are incorporated into this Item 2.03 by reference.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the City Center at White Plains investment will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the City Center at White Plains investment will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Limited Liability Company Operating Agreement of Inland Diversified White Plains City Center Member, L.L.C., made as of September 28, 2012, by and between Inland Diversified White Plains City Center Member II, L.L.C., LC White Plains Retail, LLC and LC White Plains Recreation, LLC

10.2	Agreement of Contribution, dated as of September 28, 2012, by and between LC White Plains Retail, LLC, LC White Plains Recreation, LLC and Inland Diversified White Plains City Center Member II, L.L.C.

10.3	Mortgage, dated as of September 28, 2012, by Inland Diversified White Plains City Center, L.L.C. to and in favor of Bank of America, N.A.

10.4

Environmental Indemnification and Release Agreement, dated as of September 28, 2012, by and between Inland Diversified White Plains City Center, L.L.C., Inland Diversified Real Estate Trust, Inc. and Bank of America, N.A.

10.5	Limited Guaranty Agreement, dated as of September 28, 2012, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A.

10.6	Term Loan Agreement, dated as of September 28, 2012, by and between Inland Diversified White Plains City Center, L.L.C., as borrower and Bank of America, N.A. as lender

10.7	Promissory Note, dated as of September 28, 2012, by Inland Diversified White Plains City Center, L.L.C. for the benefit of Bank of America, N.A.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2012 and in our Annual Report on Form 10-K for the year ended December 31, 2011.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	October 4, 2012	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Limited Liability Company Operating Agreement of Inland Diversified White Plains City Center Member, L.L.C., made as of September 28, 2012, by and between Inland Diversified White Plains City Center Member II, L.L.C., LC White Plains Retail, LLC and LC White Plains Recreation, LLC

10.2	Agreement of Contribution, dated as of September 28, 2012, by and between LC White Plains Retail, LLC, LC White Plains Recreation, LLC and Inland Diversified White Plains City Center Member II, L.L.C.

10.3	Mortgage, dated as of September 28, 2012, by Inland Diversified White Plains City Center, L.L.C. to and in favor of Bank of America, N.A.

10.4

Environmental Indemnification and Release Agreement, dated as of September 28, 2012, by and between Inland Diversified White Plains City Center, L.L.C., Inland Diversified Real Estate Trust, Inc. and Bank of America, N.A.

10.5	Limited Guaranty Agreement, dated as of September 28, 2012, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A.

10.6	Term Loan Agreement, dated as of September 28, 2012, by and between Inland Diversified White Plains City Center, L.L.C., as borrower and Bank of America, N.A. as lender

10.7	Promissory Note, dated as of September 28, 2012, by Inland Diversified White Plains City Center, L.L.C. for the benefit of Bank of America, N.A.